Exhibit 10.5.14

AMENDMENT No 14

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS S AS

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	1/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMENDMENT No 14

This Amendment No 14 to the A320 Family Purchase Agreement dated as of March 19, 1998 between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LIMITED, is made as of the ttday of February, 2006.

BETWEEN

AIRBUS S.A.S., a societe par actions simplifiee, formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rand-Point Maurice Bellante, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller”),

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at c/o the Winterbothan Trust Company Limited, Bolam House, King and George Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer”).

WHEREAS

A	-	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and Letter Agreements, as the “Purchase Agreement”) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

B	-	The Buyer and the Seller have entered into Amendment No1 to the Purchase Agreement dated September 9, 1998, covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

C	-	The Buyer and the Seller have entered into Amendment No 2 to the Purchase Agreement dated December 28, 1999 covering:

(i)	The [*] A320-200 Aircraft [*] and

the [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A320-200 Aircraft.

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	2/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

D	-	[*] Simultaneously, the Buyer and the Seller have entered into Amendment No 3 to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

E	-	The Buyer and the Seller have entered into signed Amendment No 4 to the Purchase Agreement dated February 15, 2000 covering:

(i)	the [*] A320-200 Aircraft [*] and its

[*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft.

F	-	The Buyer and the Seller have entered into Amendment Nos to the Purchase Agreement dated April 6, 2001 covering:

(i)	the [*] A320-200 Aircraft [*] Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31 [*]).

(iii)	The [*] A320-200 Aircraft [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the A320-200 Aircraft (Firm No 44) Firm A319-100 Aircraft (Firm No 32 [*]).

G	-	The Buyer and the Seller have entered into Amendment Nos to the Purchase Agreement dated April 9, 2001 covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] an A320-200 Aircraft [*].

H	-	[*]

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	3/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

[*]

I	-	[*]

J	-	The Buyer and the Seller have entered into Amendment Neg to the Purchase Agreement dated December 6, 2002 covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K	-	The Buyer and the Seller have entered into Amendment No 10 to the Purchase Agreement dated October 30, 2003 covering the rescheduling of the Delivery Date of firm A320-200 Aircraft No 46 and 47 respectively from May and June 2004 to October and November 2004.

L	-	The Buyer and the Seller have entered into Amendment No 11 to the Purchase Agreement dated November 18, 2004 covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and termination of Amendment No 3 [*] stated in paragraph 1 of Letter

Agreement No 1 to the Purchase Agreement.

M	-	The Buyer and the Seller have entered into Amendment No 12 to the Purchase Agreement dated November 18, 2004 covering:

(i)	the [*] of Aircraft No 44, 17, 37 [*] A320 [*] to A321 [*] and No 18, 36 and 21 [*] A320 [*] A319 [*]

N	-	The Buyer and the Seller have entered into Amendment No 13 to the Purchase Agreement dated November 18, 2004 covering:

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	4/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

[*] O	-	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 13, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	5/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings assigned thereto in the Purchase Agreement.

2.	SCOPE

The scope of this Amendment No 14 is to amend certain provisions of the Purchase Agreement, to provide the Buyer with:

(i)	an A320 or A321 Incremental [*]

(ii)	AIRMAN software,

(iii)	ADOC Job Cards Package, ADOC Consultation Package, and AirNav and/or ADOC Navigator Based Consultation

(iv)	[*].

3.	AIRCRAFT TYPE AND DELIVERY SCHEDULE

Sub-Clause 9.1 of the Purchase Agreement is hereby deleted and replaced by the following:

QUOTE

	Delivery Date		Aircraft Type	MSM
-Aircraft. N 01	September	1999	A319-100	1066
-Aircraft. N 02	November	1999	A319-100	1113
-Aircraft. N 03	December	1999	A319-100	1140
-Aircraft. N 04	March	2000	A319-100	1159
-Aircraft. N 07	December	2000	A320-200	1300
-Aircraft. N 05	December	2000	A320-200	1334
-Aircraft. N 06	December	2000	A320-200	1339
-Aircraft. N 08	December	2000	A320-200	1353
-Aircraft. N 09	January	2001	A320-200	1374
-Aircraft. N 10	March	2001	A320-200	1400
-Aircraft. N 33	June	2001	A320-200	1482
-Aircraft. N 34	June	2001	A320-200	1500
-Aircraft. N 11	July	2001	A320-200	1509
-Aircraft. N 35	July	2001	A320-200	1523
-Aircraft. N 45	October	2001	A319-100	1575
-Aircraft. N 39	June	2002	A320-200	1624
-Aircraft. N 41	October	2002	A320-200	1676
-Aircraft. N 42	December	2002	A320-200	1730
-Aircraft. N 22	June	2003	A319-100	1934
-Aircraft. N 23	September	2003	A320-200	2084
-Aircraft. N 24	November	2003	A320-200	2102
-Aircraft. N 25	November	2003	A319-100	1952
-Aircraft. N 26	November	2003	A320-200	2118

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	6/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

-Aircraft. N 46	October	2004	A320-200	2282
-Aircraft. N 47	November	2004	A320-200	2301
-Aircraft. N 12	November	2004	A319-100	2339
-Aircraft. N 15	April	2005	A319-100	2444
-Aircraft. N 43	May	2005	A320-200	2434
-Aircraft. N 16	September	2005	A321-200	2553
-Aircraft. N 44	November	2005	A321-200	2610
-Aircraft. N 17	February	2006	A319-100	2657
-Aircraft. N 18	February	2006	A319-100	2666
-Aircraft. N 36	February	2006	A321-200	2722
-Aircraft. N 19	March	2006	A321-200	2791
-Aircraft. N 37	May	2006	A320-200	TBD
-Aircraft. N 20	October	2006	A320-200	TBD
-Aircraft. N 21	February	2007	A320-200	TBD
-Aircraft. N 38	March	2007	A319-100	TBD
-Aircraft. N 48	April	2007	A320-200	TBD
-Aircraft. N 49	April	2007	A320-200	TBD
-Aircraft. N 50	June	2007	A320-200	TBD
-Aircraft. N 51	July	2007	A320-200	TBD
-Aircraft. N 52	January	2008	A320-200	TBD
-Aircraft. N 53	March	2008	A320-200	TBD
-Aircraft. N 54	June	2008	A320-200	TBD
-Aircraft. N 55	July	2008	A320-200	TBD
-Aircraft. N 56	August	2008	A320-200	TBD
-Aircraft. N 57	August	2008	A320-200	TBD
-Aircraft. N 58	April	2009	A320-200	TBD
-Aircraft. N 59	April	2009	A321-200	TBD
-Aircraft. N 60	September	2009	A320-200	TBD
-Aircraft. N 61	September	2009	A319-100	TBD

UNQUOTE

4.	[*]

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	7/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

[*]

5.	AIRMAN (AIRcraft Maintenance ANalysis)

The Seller has developed the AIRMAN software dedicated to maintenance operations for new aircraft equipped with an on-board monitoring function.

AIRMAN’s data analysis, synthesis and presentation provides:

- simpler, more effective troubleshooting,

- preventive maintenance recommandations,

- more effective engineering support,

The result is:

- improved aircraft Dispatch Reliability,

- reduced operational costs, and

- reduced maintenance costs.

[*]

6.	ADOC (Airbus Documentation On-line Consultation)

For the purpose of the Buyer’s managing the technical Data content to fit with its requirements, [*]

6.1	ADOC Job Card Package

The Seller will provide the source data in SGML format. From the SGML documentation the Buyer builds its own formatted data for production of Job cards using standard Airbus Job Cards models. In addition to the above Customized Job card models can be developed from Buyer’s specifications.

The ADOC Job Card Package delivery includes:

o	1 pre-installed SUN server,

o	one ADOC Job Card Publisher license,

o	one set of formatted data built from the latest revision of the Airline’s

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	8/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMM,

CJ	the Airbus Standard Job Card model,

CJ	[*] on-site assistance for entry into service,

Maintenance of the SUN server must be contracted locally with a local SUN dealer.

6.2	ADOC consultation Package

The Seller shall provide to the Buyer the ADOC consultation Package. The ADOC consultation package makes possible to distribute the data through intranet Extranet or Internet. The ADOC Consultation Packages contain:

CJ	1 pre-installed SUN server

CJ	License for [*] of concurrent users (to be used on PC hardware):

CJ	A319/A320/A321 parameterization files for AMM, IPC, ASM, AWM, AWL, ESPM, TSM

CJ	Interactive guided Airbus trouble shooting module

CJ	[*]) on-site installation, training and assistance to entry into service

CJ	[*] Maintenance service from the installation date

CJ	Air tickets for installation and on-site assistance shall be borne by the Buyer.

6.3	AirNav and/or ADOC Navigator Based Consultation

The affected Technical Data under AirNav are the following:

Trouble Shooting Manual,

Aircraft Maintenance Manual,

Illustrated Parts Catalog (Airframe),

Aircraft Schematics Manual,

Aircraft Wiring Lists,

Aircraft Wiring Manual,

Electrical Standard Practices Manual,

Consumable Material List,

Standards Manual.

The affected Technical Data covered under an Advanced Consultation Tool based on ADOC Navigator browser are:

Engineering Documentation Combined Index

Engineering Drawings Parts Usage

Engineering Drawings Parts List

The licence to use AirNav and/or ADOC Navigator based products shall be granted free of charge for the Aircraft until six years after Delivery of the last firm Aircraft covered under the Purchase Agreement. At the end of such period, the use shall remain free, but the yearly revision service for AirNav

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	9/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended and/or ADOC Navigator based products shall be provided to the Buyer at the standard commercial conditions set forth in the then current Seller’s Customer Services Catalogue.

7.	[*]

Letter Agreement No 12 [*] to the Purchase Agreement, signed between the Buyer and the Seller, dated February 25, 2005 is hereby terminated and canceled in its entirely.

Appendix 1 to Exhibit A to the Purchase Agreement (relating to the A319-100 Aircraft) is hereby deleted and replaced by Exhibit A 1 attached hereto.

Appendix 1 to Exhibit A to the Purchase Agreement (relating to the A320-200 Aircraft) is hereby deleted and replaced by Exhibit A2 attached hereto.

Appendix 1 to Exhibit A to Letter Agreement No 6 to the Purchase Agreement (relating to the A321-200 Aircraft) is hereby deleted and replaced by Exhibit A3 attached hereto.

[*]

8.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall continue in full force and effect except as expressly modified by this Amendment No 14.

In case of any inconsistency between this Amendment No 14 and the Purchase Agreement, this Amendment No 14 shall prevail.

This Amendment No 14 together with the Purchase Agreement, its Exhibits and Letter Agreements and amendments to date contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 14 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 14 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	10/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

This Amendment No 14 shall be governed by and construed in accordance with the laws of France.

IN WITNESS WHEREOF this Amendment No 14 was entered into the day and year above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED

By: Its:	By: Its:

A320 Family - TAI - AMDT 14-02/06

CCC No 337.0010/06	11/11

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AIRBUS S.A.S.

*[Eight page has been omitted in accordance with a request for confidential treatment.]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended